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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 27, 2006

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                        COMPOSITE TECHNOLOGY CORPORATION
               (Exact name of registrant as specified in Charter)



              Nevada                        000-10999             59-2025386

 (State or other jurisdiction of      (Commission File No.)    (IRS Employee
  incorporation or organization)                             Identification No.)

                                2026 McGaw Avenue
                            Irvine, California 92614
                    (Address of Principal Executive Offices)

                                 (949) 428-8500
                            (Issuer Telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Forward Looking Statements

      This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant's Form 10-K entitled "Risk Factors") relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.


Item 1.01.  Entry into a Material Definitive Agreement

On September 27, 2006, our wholly-owned subsidiary, EU Energy Ltd., entered into an agreement with Enertrag AG ("Enertrag") in which Enertrag would own 50% of EU Energy's previously wholly-owned subsidiary, EU Energy Service & Maintenance GmbH, a company organized under the laws of Germany. In connection with the agreement, EU Energy Service & Maintenance GmbH ("ESG") would change its name to "E Energy Service GmbH." In consideration of the capital stock of ESG, Enertrag would pay 1.2 million euros ($1.5 million) to ESG. Enertrag also contributed the service and maintenance operations of its subsidiary, Enertrag Energiedienst GmbH, to ESG. The parties agreed that EU Energy's long term debt to ESG would be reduced from 4.168 million euros ($5.3 million) to 3.48 million euros ($4.4 million). This debt would be converted into a medium-term debt instrument. We are required to pay 688,000 euros ($876,000) to ESG. EU Energy also agreed that to adjust the current loans owed by ESG to EU Energy's other affiliated companies to 729,000 euros ($929,000).

The parties also amended ESG's articles of association and bye-laws such that the operational management would be controlled by the two managing directors of ESG. In addition, ESG would have a four-member advisory board, two of which are selected by Enertrag and EU Energy. The effective date of this arrangement is October 1, 2006.

Item 3.02 Unregistered Sales of Equity Securities.

On October 1, 2006, our indirect wholly-owned subsidiary, EU Energy Service & Maintenance GmbH, issued 25,000 capital shares to Enertrag.

We relied upon the exemption from registration as set forth in Regulation S of the Securities Act for the issuance of these securities. The shares were acquired and sold to a non-U.S. person and no solicitation of for purchase of the shares was made in the U.S.


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Item 9.01. Financial Statement and Exhibits.


(a) Financial Statements of businesses acquired. Not applicable.

(b) Pro forma financial information. Not applicable

(c) Shell company transactions. Not applicable.

(d) Exhibits


Exhibit
Number      Description
------      -----------

10.1 Agreement between Enertrag AG and EU Energy, Ltd. dated as of September 27, 2006





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Composite Technology Corporation


                                            By:/s/ Benton Wilcoxon
                                               -------------------------------
                                                    Benton Wilcoxon
                                                Chief Executive Officer

Dated: October 3, 2006



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                                  Exhibit Index



Exhibit
Number      Description
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10.1        Agreement by and among Enertrag AG and EU Energy Ltd. dated as of
            September 27, 2006